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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                               Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 20, 1998


                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
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             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)



         33-23376                                              71-0294708
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 (Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)



151 Farmington Avenue, Hartford, Connecticut                      06156
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  (Address of Principal Executive Offices)                      (ZIP Code)



                                 (860) 273-0123
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS
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Item 5.   Other Events.                                                3

Signatures                                                             4


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Item 5. Other Events.

Aetna Inc., which is the ultimate parent of Aetna Life Insurance and Annuity Company (the "Company"), announced today that it has entered into a definitive agreement to sell its domestic individual life insurance business to Lincoln National Corporation for $1 billion in cash. The transaction, to be accomplished through an indemnity reinsurance agreement, is subject to federal and state regulatory approvals and other customary conditions. It is expected to close in the fall of 1998.

Relative to the Company, the transaction includes approximately $45 billion of individual life insurance in-force as well as access to a managing general agent and brokerage distribution channel. The insurance involved is in the following lines: traditional life, universal life, sponsored life and corporate-owned life insurance, which constitute the Company's life segment. It does not include the Company's financial services segment, which includes its annuities, investment advisory and pension plan administrative services businesses.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AETNA LIFE INSURANCE AND ANNUITY COMPANY
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                                                    (Registrant)


Date  May 21, 1998                     By  /s/  Catherine H. Smith
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                                           Catherine H. Smith
                                           Senior Vice President,
                                             Chief Financial Officer and
                                             Director (Principal Financial
                                             Officer)



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